WELLS FARGO FUNDS TRUST

CORRECTION

The Semi-Annual Report for the six-month period ended June 30, 2001 for the Wells Fargo Variable Trust, a separate registrant within the same fund complex, was erroneously filed on August 27, 2001, accession # 0000912057-01-530321, as an N-30D for Wells Fargo Funds Trust and should be disregarded.